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                                                    EXHIBIT 23.01



                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 10, 1997, included in NEXTLINK Communications, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



/s/ ARTHUR ANDERSEN LLP

Seattle, Washington
April 18, 1997